UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report: July 25, 2007
(Date of earliest event reported)

ROYAL INVEST INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Delaware --------------------------------	000-27097 --------------------------------	98-021578 ----------------------------------------------
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Avenue of the Americas, 24th Floor
New York, NY 10019-4702
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(Address of principal executive offices) (Zip Code)

(203) 557-3845
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(Registrant’s telephone no., including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01      Entry into a Material Definitive Agreement.

        On or about July 25, 2007 the Registrant through its CEO Jerry Gruenbaum of Westport, Connecticut USA and its subsidiary Royal Invest Europe B.V., through its Director David Havenaar of Rotterdam, the Netherlands, entered into a binding Contract of Sale with the shareholders of Alfang B.V.of Eindhoven, the Netherlands as Seller to purchaseAlfang B.V. which owns a series of mortgaged commercial properties in the Netherlands for € 3,825,000 (approximately $5,202,000 USD) of which € 2,500,000 in cash and € 1,325,000 to be paid in newly issued stock at $1.20 per share.  The properties have a yearly rental income of € 1,345,162.  The Contract is subject to Board of Directors approval which is awaiting appraisal report.  In addition the Registrant will pay any real estate transfer tax and notary transfer expenses.

The list of the acquisition are as follows:

1.           Parallelweg 29 in Beverwijk
2.           Kriuisweg 855, 857, 859 in Hoofddorp
3.           Schinkelwaard 20 in Alkmaar
4.           Willemstraat 47, 67, 69 in Hengelo
5.           Zuidermolenweg 7 in Amsterdam
6.           Produktieweg 119 in Wormerveer

The specifics of the acquisition are as follows:

Parallelweg 29 in Beverwijk

				SCHEDULE OF LEASES ALFANG B.V.
All amounts in Euros								Address: Parallelweg 29, Beverwijk

Lessee	House no.	sq.m. office	Annual rent	sq.m. price	park.pl	Index date	VAT	Commencement date	Final date	Option	Notice period

Willis B.V.	29 1st	490	€68,300.00	139.39	15	1 Sep.2008	no	1 Sep.2007	31 Aug. 2012	5	12 months
Meergroep	29 2nd/3rd	1,495	€182,374.00	122.00	42	1 Jul. 2008	no	1 Jul. 2007	30 Jun. 2011	1	12 months
CJZ - IJmond	29 gr.fl/1st	990	€126,289.00	127.56	26	15 Mar. 2007	no	15 Mar.2003	14 Mar. 2010	5	12 months

Total rental income		2,975	€376,963.00		83

Particulars:
* All leases include the use of the parking places
* The lease agreement with Willis has been renewed for a period of 5 years with effect from 1 September 2007.

 Kriuisweg 855, 857, 859 in Hoofddorp

				SCHEDULE OF LEASES ALFANG B.V.
All amounts in Euros								Address: Kruisweg 855, 857, 859 at Hoofddorp

Lessee	House no.	sq.m. office	Annual rent	sq.m. price	park.pl	Index date	VAT	Commencement date	Final date	Option	Notice period

Dura Vermeer	855	982	€63,830.00	65.00		1 Sep.2008	yes	1 Sep.2007	31 Oct.2009	3 months	3 months
Dura Vermeer, park.pl.	855		€40,000.00		50	1 Sep.2008	yes	1 Sep.2007	31 Oct.2009	3 months	3 months
Telenor	857	632	€100,820.00	157.00	20	16 Jun.2007	yes	1 Nov.2002	31 Oct.2007	5 years	12 months
Forstech	859	267	€41,180.00	150.00	8	1 Aug.2007	yes	1 Feb.2003	31 Jan.2008	5 years	12 months

Total rental income		899	€245,830.00		78

Schinkelwaard 20 in Alkmaar

			SCHEDULE OF LEASES ALFANG B.V.
All amounts in Euros			Address: Schinkelwaard 20, Alkmaar

Lessee	House no.	sq.m.office	Annual rent	sq.m. price	payment	Index date	VAT	Commencement date	Final date	Option	Notice period

C.I.Z.	20	1,745	€226,850.00	126.4	quarterly	1 Apr.2009	no	1 Apr.2007	1 Apr.2017	5
Employee insurances
Dutchtone (antenna)	20	n.a.	€3,445.31		annually	1 Jan.2008	yes	1 Jan.2002	1 Jan. 2012	n.a.
KPN Mobile (antenna)	20	n.a.	5,080.21		annually	1 Feb. 2008	yes	1 Feb. 2005	1 Aug 2019	n.a.
Vodafone (antenna)	20	n.a.	€5,080.21		annually	1 Jan.2008	yes	1 May 2004	1 May 2019	n.a.
Vacancy 3rd floor	20	831	€98,715.00
Total rental income			€339,170.73

Willemstraat 47, 67, 69 in Hengelo

				SCHEDULE OF LEASES ALFANG B.V.
All amounts in Euros								Address :	Willemstraat 47-69 Hengelo

Lessee	House no.	sq.m. office	Annual rent	sq.m.price	park.pl	Index date	VAT	Commencement date	Final date	Option	Notice period

Mediant Geestelijke gezondheidszorg	47 - 69	1,560	€218,810.00	140	22	1 Jan. 2008	no	1 Jan. 2005	31 Dec. 2008	none	n.a.

Total rental income		1,560	€218,810.00

Zuidermolenweg 7 in Amsterdam

			SCHEDULE OF LEASES ALFANG B.V.				Address: Zuidermolenweg 7, Amsterdam
All amounts in Euros

Lessee	House no.	sq.m. office	Annual rent	sq.m. price	park.pl	Index date	VAT	Commencement date	Final date	Option	Notice period

Breek en Weber	7	1,407	€125,000.00	88.84	8	01 January 2008	yes	01 January 2007	01 January 2017	5	12 months
Installatietechniek

Total rental income		1.407	€125,000.00		8

Particulars

Lettable area:
Warehouse basement		approx.	534 sq.m.
Workshop ground floor		approx.	368 sq.m.
Office + filing space gr.fl.		approx.	166 sq.m.
Office space 1st fl.		approx.	339 sq.m.

1,407 sq.m.

Produktieweg 119 in Wormerveer

				SCHEDULE OF LEASES ALFANG B.V.
All amounts in Euros								Address: Produktieweg 119, Wormerveer

Lessee	House no.	sq.m.office	Annual rent	sq.m.price	payment	Index date	VAT	Commencement date	Final date	Option	Notice period

Grafiad	119	310	€39,388.00	127.00	quarterly	1 Jul.2008	yes	12 May 2004	31 Jan.2014	5 years	1 year

Total rental income			€39,388.00

No officer or director of the Registrant and any of its subsidiaries are directly or indirectly affiliated with the Seller nor are they directly or indirectly receiving any of the cash associated with the above transaction.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL INVEST
(Registrant)

Date: August 15, 2007	By: /s/ JERRY GRUENBAUM
Jerry Gruenbaum
Chief Executive Officer
(Duly Authorized Officer)

Date: August 15, 2007	By: /s/ NATHAN LAPKIN
Nathan Lapkin
Chief Financial Officer
and President
(Principal Financial
and Accounting Officer)